UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 14, 2010

(Date of earliest event reported)

ENTEROMEDICS INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33818

Delaware	48-1293684
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2800 Patton Road, St. Paul, Minnesota 55113

(Address of principal executive offices, including zip code)

(651) 634-3003

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On December 14, 2010, pursuant to the terms of the Underwriting Agreement, dated December 8, 2010, between EnteroMedics Inc. (the “Company”) and Craig-Hallum Capital Group LLC (the “Underwriter”), the Company issued a warrant to purchase 340,400 shares of the Company’s common stock at an exercise price of $2.19 per share to the Underwriter (the “Underwriter Warrant”). The Underwriter purchased the Underwriter Warrant from the Company for $100 as partial compensation for its services as underwriter to the Company in connection with the Company’s public offering of 17,020,000 shares of common stock together with warrants to purchase 17,020,000 shares of common stock (the “Offering”), registered on the Company’s Registration Statements on Form S-1, as amended (File Nos. 333-170503 and 333-171052) (the “Registration Statement”). The Offering, including the exercise of the Underwriter’s over-allotment option, which was previously disclosed on the Company’s Current Report on Form 8-K filed on December 10, 2010, closed on December 14, 2010. The Underwriter Warrant will become exercisable 181 days from the date of issuance on December 14, 2010 and the exercise period will end five years from December 8, 2010, the date of effectiveness of the Registration Statement. The Underwriter Warrant does not allow for cashless exercise. The Underwriter Warrant was issued in a private placement transaction exempt from registration in reliance on Section 4(2) of the Securities Act of 1933, as amended. This description of the terms of the Underwriter Warrant is qualified in its entirety by the form of Underwriter Warrant which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

Closing of Public Offering

On December 14, 2010, the Company issued a press release announcing the closing of the Offering. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Conversion of Outstanding Preferred Stock

On December 14, 2010, immediately following the completion of the Offering, all of the Company’s outstanding Series A Non-Voting Convertible Preferred Stock (the “Convertible Preferred Stock”) automatically converted on a 1:1 basis into 3,394,309 shares of common stock in accordance with its terms. The Convertible Preferred Stock was issued by the Company on September 30, 2010 in connection with a private placement transaction to several accredited investors, which was previously disclosed on the Company’s Current Report on Form 8-K filed on October 5, 2010.

Updated Risk Factors

The Registration Statement filed by the Company in connection with the Offering contains updates to the risk factors contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which was filed with the SEC on March 29, 2010. A copy of the updated risk factors is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Underwriter Warrant

99.1	Press Release dated December 14, 2010

99.2	Risk Factors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROMEDICS INC.

By:	/S/ GREG S. LEA
Greg S. Lea
Senior Vice President and Chief Financial Officer

Date: December 14, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Underwriter Warrant

99.1	Press Release dated December 14, 2010

99.2	Risk Factors